EXHIBIT 10.2

                               AMENDMENT TO LEASE


         AMENDMENT TO LEASE ("Lease"), dated as of the 28th day of December, 1990, by and between Fred Faust, Trustee of First Holding Trust, with an address of c/o First Development Group, 28 Parker Ridge Way, Newburyport, Massachusetts 01950 (hereinafter referred to as "Landlord," which term includes his successors and assigns and any subsequent owner of the Landlord's interest in the Building, Real Property or Premises) and Enterprise Bank and Trust Company, a Massachusetts banking corporation with a usual place of business at 222 Merrimack Street, Lowell, Massachusetts 01852 (hereinafter referred to as "Tenant," which term shall include its successors and assigns).

         WHEREAS, the Landlord and Tenant are parties to a lease dated July 22, 1988 for the premises located at 222 Merrimack Street, Lowell, Massachusetts (the "Lease"), the terms and conditions of which are incorporated by reference hereto herein as if fully set forth herein; and

         WHEREAS, the Landlord and Tenant desire to amend certain provisions of the Lease.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties hereby agree to amend the Lease as follows:

A.       ARTICLE I, REFERENCE DATA, is hereby amended as follows:

         1. The description of the Premises shall be amended by adding the following paragraph:

                  1,300 square feet of interior space measured from the center of outside walls to the center of the common walls on the ground floor (100 square feet) and the second floor (1,200 square feet) of the Building; (as shown on Exhibit "A" attached hereto to this Lease Amendment). The ground floor space shall be hereinafter referred to as the "Ground Floor Storage Space" and the second floor space shall hereinafter be referred to as the "Second Floor Space". Together they shall also hereinafter be referred to as the "Additional Space".

         2. The description of the Interior Premises Square Footage shall be amended by deleting the number of 10,315 square feet of interior space and substituting in its place the number 11,615 square feet of interior space.

         3. The description of the Rent Commencement Date shall be amended by adding the following paragraph:




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         The Rent Commencement Date for the Additional Space shall be January 1,
1991.

         4. The description of the Annual Fixed Rent shall be amended by adding the following:

         Second Floor Space at $10,824.00 per year for 1,200 square feet at $9.02 per square foot, and for the Ground Floor Storage Space at $594.00 per year for 100 square feet at $5.94 per square foot, both subject to periodic adjustments as provided in Article IV, Section 4.1.3.

         5. The description of the Tenant's Proportionate Share shall be amended by changing the percentage of 46.09% cited therein and substituting in its place the percentage of 51.39%.

         6. The description of the Exhibits listed in Section 1.3 of the least shall be amended by adding the following:

         Exhibit A to Lease Amendment - Plan showing the Additional Space within the Building which is being leased pursuant to this Amendment to Lease.

B. ARTICLE II, DEMISED PREMISES is hereby amended by adding to the definition of the Premises the area as shown on Exhibit A to Lease Amendment entitled Plan of Additional Leased Premises, initialed by the parties and annexed hereto and made a part hereof.

C. ARTICLE III, TERM is hereby amended by adding the following paragraph to the end of Section 3.1.

         The Additional Space being leased hereunder shall be for a term coextant with the term contained in the original lease so that the Lease Term for the Additional Space terminates on the same day that the Lease Term ended with respect to the original Premises and the same shall be true for the exercise of any Option Terms, it being the intent that the Additional Space being leased hereunder shall be considered to have been leased as if with the original Premises.

D. ARTICLE IV, RENT shall be amended by adding the  following  paragraph  4.1.2.
(b).

         (b) January 1, 1991 to December 31, 1991. Annual Fixed Rent for the Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises commencing on January 1, 1991 and ending at the close of the day on December 31, 1991 at the rate for the Second Floor Space of Ten Thousand Eight Hundred Twenty Four and 00/100 ($10,824.00) Dollars per annum, payable in advance, in monthly installments of Nine Hundred Two and 00/100 ($902.00) Dollars each and at the rate for the Ground Floor Storage Space of Five Hundred Ninety Four and 00/100 ($594.00) Dollars per annum, payable in advance in monthly installments of Forty Nine and 50/100 ($49.50) Dollars per annum each.

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E. ARTICLE IV, RENT shall be amended by adding the following  paragraph 4.1.3.2.
Annual  Fixed Rent  Adjustments;  Second  Floor Space and Ground  Floor  Storage
Space.

4.1.3.2. Annual Fixed Rent Adjustments; Second Floor Space and Ground Floor Storage Space. During the Initial Term of this Lease and in the event Tenant exercises any of its options to extend the term of this Lease in accordance with
Article III, the Annual Fixed Rent for the Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises during such initial and option terms shall be increased as described below.

         (a) January 1, 1992 to December 31, 1992. Annual Fixed Rent for the Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises commencing on January 1, 1992 and ending at the close of the day on December 31, 1992 at the rate for the Second Floor of Eleven Thousand Three Hundred Eleven and 08/100 ($11,311.08) Dollars per annum, payable in advance, in monthly installments of Nine Hundred Forty Two and 59/100 ($942.59) Dollars each and at the rate for the Ground Floor Storage Space of Six Hundred Twenty and 73/100 ($620.73) Dollars per annum, payable in advance in monthly installments of Fifty One and 73/100 ($51.73) Dollars per annum each.

         (b) January 1, 1993 to December 31, 1993. Annual Fixed Rent for the Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises commencing on January 1, 1993 and ending at the close of the day on December 31, 1993 at the rate for the Second Floor Space of Eleven Thousand Eight Hundred Twenty and 08/100 ($11,820.08) Dollars per annum, payable in advance, in monthly installments of Nine Hundred Eighty Five and 01/100 ($985.01) Dollars each and at the rate for the Ground Floor Storage Space of Six Hundred Forty Eight and 66/100 ($648.66) Dollars per annum, payable in advance in monthly installments of Fifty Four and 06/100 ($54.06) Dollars per annum each.

         (c) January 1, 1994 to December 31, 1994. Annual Fixed Rent for the Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises commencing on January 1, 1994 and ending at the close of the day on December 31, 1994 at the rate for the Second Floor Space of Twelve Thousand Three Hundred Fifty One and 98/100 ($12,351.98) Dollars per annum, payable in advance, in monthly installments of One Thousand Twenty Nine and 33/100 ($1,029.33) Dollars each and at the rate for the Ground Floor Storage Space of Six Hundred Seventy Seven and 85/100 ($677.85) Dollars per annum, payable in advance in monthly installments of Fifty Six and 49/100 ($56.49) Dollars per annum each.

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         (d) January 1, 1995 to December  31,  1995.  Annual  Fixed Rent for the
Second Floor Space of the Premises and the Ground Floor Storage Space of the Premises commencing on January 1, 1995 and ending at the close of the day on December 31, 1995 at the rate for the Second Floor Space of Twelve Thousand Nine Hundred Seven and 82/100 ($12,907.82) Dollars per annum, payable in advance, in monthly installments of One Thousand Seventy Five and 65/100 ($1,075.65) Dollars each and at the rate for the Ground Floor Storage Space of Seven Hundred Eight
and  36/100  ($708.36)  Dollars  per  annum,   payable  in  advance  in  monthly
installments of Fifty Nine and 03/100 ($59.03) Dollars per annum each.

         (e) January 1, 1996 to December 31, 1997. The annual fixed rent payable pursuant to Article IV, Section 4.1.3.2 (d) above shall be multiplied by one half (1/2) of the percentage increase in the United States Consumer Price Index, for U.S. Cities, All Urban Consumers (the "Index") for the yearly period commencing on the first day of January 1, 1995 and ending at the close of the day on December 31, 1995. The resulting calculation shall be the new Annual Fixed Rent for the period from January 1, 1996 to December 31, 1997.

         (f) January 1, 1998 to December 31, 1999. Beginning with the yearly period commencing on the first day of January 1, 1996 and ending on the close of the day on December 31, 1996, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable for the period from January 1, 1996 to December 31, 1997 by one half (1/2) of the percentage increase in the Index for the 1996 yearly period. Thereafter for the next succeeding yearly period (1997) a new CPI Rental Amount shall be calculated by increasing the previous yearly CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 1997 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 1998 to December 31, 1999.

         (g) January 1, 2000 to December 31, 2001. Beginning with the yearly period commencing on the first day of January 1, 1998 and ending on the close of the day on December 31, 1998, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable for the period from January 1, 1998 to December 31, 1999 by one half (1/2) of the percentage increase in the Index for the 1998 yearly period. Thereafter for the next succeeding yearly period (1999) a new CPI a new CPI Rental Amount shall be calculated by increasing the previous yearly CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 1999 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 2000 to December 31, 2001.

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         (h) January 1, 2002 to December  31,  2003.  Beginning  with the yearly period commencing on the first day of January 1, 2000 and ending on the close of the day on December 31, 2000, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable for the period from January 1, 2000 to December 31, 2001 by one half (1/2) of the percentage increase in the Index for the 2000 yearly period (2001) a new CPI Rental Amount shall be calculated by increasing the previous yearly CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 2001 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 2002 to December 31, 2003.

         (i) January 1, 2004 to December 31, 2005. Beginning with the yearly period commencing on the first day of January 1, 2002 and ending on the close of the day on December 31, 2002, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable for the period from January 1, 2002 to December 31, 2003 by one half (1/2) of the percentage increase in the Index for the 2002 yearly period. Thereafter for the next succeeding yearly period (2003) a new CPI Rental Amount shall be calculated by increasing the previous yearly CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 2003 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 2004 to December 31, 2005.

         (j) January 1, 2006 to December 31, 2007. Beginning with the yearly period commencing on the first day of January 1, 2004 and ending on the close of the day on December 31, 2004, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable for the period from January 1, 2004 to December 31, 2005 by one half (1/2) of the percentage increase in the Index for the 2004 yearly period. Thereafter for the next succeeding yearly period (2005) a new CPI Rental Amount shall be calculated by increasing the previous yearly CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 2005 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 2006 to December 31, 2007.

         (k) January 1, 2008 to December 31, 2008. Beginning with the yearly period commencing on the first day of January 1, 2006 and ending on the close of the day on December 31, 2006, a rental amount (the "CPI Rental Amount") for said yearly period shall be calculated by increasing the annual fixed rent payable


                                       -5-

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for the period from  January 1, 2006 to  December  31, 2007 by one half (1/2) of the percentage increase in the Index for the 2006 yearly period. Thereafter for the next succeeding yearly period (2007) a new CPI Rental Amount by one half (1/2) of the percentage increase in the Index for the 2007 yearly period. The resulting new CPI Rental Amount, calculated after two years, shall be the new Annual Fixed Rent for the period from January 1, 2008 to December 31, 2008.

F. ARTICLE XVII, RENTAL OPTION AND RIGHT OF FIRST REFUSAL is hereby amended by adding the following:

         The Tenant agrees that it has been notified of the Landlord's intent to rent space to Dr. Martin Kassan and/or First Development Group in what is currently known as Suite 230 within the building and by executing this Amendment to Lease, the Tenant is indicating that it is not interested in exercising its right of first refusal for said space.

G. The following section 21.25 is added to ARTICLE XXI.

         The Tenant is accepting the Additional Space in its as is condition except that no furniture or furnishings are included in the Additional Space other than the window, door blinds and light fixtures.

Except as amended herein the parties agree that the terms and provisions of the Lease are in full force and effect.

         WITNESS the execution hereof in triplicate and under seal on the day and year first above written.


                                            LANDLORD:

/s/                                         /s/ Fred Faust
Witness                                     Fred Faust, Trustee of First
                                            Holding Trust and not
                                            individually



                                            TENANT:

                                            ENTERPRISE BANK AND TRUST
                                            COMPANY

/s/                                         /s/ Diane J. Costa
Witness                                     By: Diane J. Costa
                                            Its: Vice President



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           [First floor floorplan showing area marked as 100 sq. ft.]


                       Additional Ground Floor Rental Area

                                   Exhibit A

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                                  [floor plan]

                       Exhibit A Suite 220 Old City Hall